File No. 33-11351
                                              Rule No. 497(e)

                   STEIN ROE INVESTMENT TRUST
              Stein Roe Capital Opportunities Fund

           Supplement to Prospectus dated July 1, 1996


CLOSING THE FUND
-----------------
STEIN ROE CAPITAL OPPORTUNITIES FUND (THE "FUND") IS NOW CLOSED TO PURCHASES (INCLUDING EXCHANGES) BY NEW INVESTORS except for purchases by eligible investors as described below. The Fund has taken this step to facilitate management of the Fund's portfolio.

IF YOU ARE ALREADY A SHAREHOLDER OF THE FUND, YOU MAY CONTINUE TO
ADD TO YOUR ACCOUNT OR OPEN ANOTHER ACCOUNT WITH THE FUND IN YOUR
NAME.

In addition, you may open a new account if:

- you participate in Stein Roe Counselor [service mark], Stein Roe Counselor Preferred [service mark], or Stein Roe Personal
  Counselor [service mark] or another investment advisory service sponsored by the Fund's investment adviser, Stein Roe & Farnham
  Incorporated (the "Adviser");

- you are a trustee of Stein Roe Investment Trust; an employee of the Adviser, or any of its affiliated companies; or a member of the immediate family of any trustee or employee;

- you are a client of the Adviser and, in the judgment of the Adviser, your proposed investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively;

- you purchased shares under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company, or other intermediary under an investment program with the Fund as of the date of this supplement;

- you are a prospective retail shareholder* who requested and received a prospectus directly from the Fund between July 30, 1996 and September 30, 1996, and you open your account by November 15, 1996; or

- you purchase shares for an individual retirement account or an employee benefit plan, the records for which are maintained by a trust company or plan administrator under an investment program with the Fund as of the date of this supplement.

The Board of Trustees of Stein Roe Investment Trust concluded that permitting the additional investments described above would not adversely affect the ability of the Adviser to manage the Fund effectively.

If you have questions about your eligibility to purchase shares of the Fund, please call 800-338-2550.


*Retail shareholders generally are limited to individuals, personal trusts, and non-retirement corporate and partnership accounts.

          This Supplement is Dated September 30, 1996